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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Form S-8 Registration Statement, of our report on the consolidated financial statements of Hilton Hotels Corporation dated February 3, 2000, incorporated by reference in Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.

ARTHUR ANDERSEN LLP



Los Angeles, California
July 20, 2000